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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - August 7, 2002
                        (Date of earliest event reported)

                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

          DELAWARE                    1-8974                   22-2640650
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY     07962-2497
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000

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Item 9. Regulation FD Disclosure

         On August 7, 2002, each of the Principal Executive Officer, David M. Cote, and Principal Financial Officer, Richard F. Wallman, of Honeywell International Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HONEYWELL INTERNATIONAL INC.


                                                /s/ Victor P. Patrick
                                                ------------------------------
                                            By: Victor P. Patrick
                                                Vice President and Secretary

Date: August 7, 2002





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Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 7, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 7, 2002